NYSE American Symbol – UEC

Uranium Energy Corp Completes Financing to Expand Physical Uranium Initiative

Corpus Christi, TX, March 22, 2021 - Uranium Energy Corp (NYSE American: UEC, the “Company” or “UEC”) is pleased to announce the closing of its previously announced offering of an aggregate of 10,000,000 shares of common stock of the Company (each, a "Share") at a purchase price of $3.05 per Share and for gross proceeds of $30,500,000 in a registered direct offering (the "Offering")

The Company offered and sold the Shares pursuant to a Securities Purchase Agreement, dated March 17, 2021, with certain institutional investors.

UEC anticipates that the net proceeds of the Offering will be used for additional uranium purchases and for general corporate and working capital purposes.

Following the closing of this offering the Company has approximately $95 million in cash and equity holdings, which includes $61M in cash.

UEC’s physical uranium initiative is fully funded with cash on hand and now includes 1.4 million pounds of U.S. warehoused uranium with 1,000,000 pounds delivered by May 2021 and another 400,000 pounds delivered by March 2022.

H.C. Wainwright & Co., Haywood Securities Inc. and TD Securities (USA) LLC acted as lead placement agents for the Offering. Roth Capital Partners acted as co-placement agent for the Offering.

The Shares were offered by the Company pursuant to a prospectus supplement to the Company's effective shelf registration statement on Form S-3 (File No. 333-236571) previously filed with the United States Securities and Exchange Commission (the "SEC") and which became effective March 3, 2020.  The Offering was made only by means of a prospectus supplement and accompanying prospectus that form a part of the effective shelf registration statement. A prospectus supplement relating to the Offering was recently filed by the Company with the SEC.  Electronic copies of the prospectus supplement and accompanying base prospectus relating to the Offering may be obtained from the SEC's website at http://www.sec.gov, or from H.C. Wainwright & Co., LLC, 430 Park Avenue, 3rd Floor, New York, NY 10022 by e-mail at:placements@hcwco.com or by telephone at: (212) 856-5711.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any of the securities, nor shall there be any sale of the securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state or jurisdiction.  The securities being offered have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of the prospectus supplement, the prospectus or the Company's shelf registration statement.

About Uranium Energy Corp

Uranium Energy Corp is a U.S.-based uranium mining and exploration company. As a leading pure-play American uranium company, UEC is advancing the next generation of low-cost and environmentally friendly In-Situ Recovery (ISR) mining uranium projects.  In South Texas, the Company’s hub-and-spoke operations are anchored by our fully-licensed Hobson Processing Facility which is central to our Palangana, Burke Hollow, Goliad and other ISR pipeline projects. In Wyoming, UEC controls the Reno Creek project, which is the largest permitted, pre-construction ISR uranium project in the U.S. Additionally, the Company’s diversified holdings provide exposure to a unique portfolio of uranium related assets, including: 1) major equity stake in the only royalty company in the sector, Uranium Royalty Corp; 2) physical uranium warehoused in the U.S.; and 3) a pipeline of resource-stage uranium projects in Arizona, Colorado, New Mexico and Paraguay. In Paraguay, the Company owns one of the largest and highest-grade ferro-titanium deposits in the world. The Company’s operations are managed by professionals with a recognized profile for excellence in their industry, a profile based on many decades of hands-on experience in the key facets of uranium exploration, development and mining.

Contact Uranium Energy Corp Investor Relations at:
Toll Free: (866) 748-1030
Fax: (361) 888-5041
E-mail: info@uraniumenergy.com

Stock Exchange Information:
NYSE American: UEC

WKN: AØJDRR
ISN: US916896103

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes "forward-looking statements" as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as "expects" or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans, "estimates" or "intends", or stating that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved) are not statements of historical fact and should be viewed as "forward-looking statements". Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, market and other conditions, the actual results of exploration activities, variations in the underlying assumptions associated with the estimation or realization of mineral resources, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release. Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company's ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company's filings with the Securities and Exchange Commission. For forward-looking statements in this news release, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.